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                                                                 EXHIBIT 10.8

                    FIDELITY FEDERAL SAVINGS BANK OF FLORIDA

                         RECOGNITION AND RETENTION PLAN
                             FOR OUTSIDE DIRECTORS

1.   ESTABLISHMENT OF THE PLAN; CREATION OF SEPARATE TRUST

     1.01 Fidelity Federal Savings Bank of Florida hereby establishes the Bank Recognition Plan for Outside Directors (the "Plan") upon the terms and conditions hereinafter stated in this Recognition Plan.

     1.02 A separate trust or trusts has been established to purchase the shares of the Bank's Common Stock that will be awarded hereunder (the "Trust"). If a Recipient hereunder fails to satisfy the conditions of the Plan and forfeits all or any portion of the Bank's Common Stock awarded to him, such forfeited shares will be returned to said Trust.

2.   PURPOSE OF THE PLAN

     The purpose of the Recognition and Retention Plan ("Plan") is to promote the long-term interests of Fidelity Federal Savings Bank of Florida (the "Bank") and its stockholders by providing a means for attracting and retaining directors of the Bank.

3.   DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

     "AWARD" means the grant by the Committee of Restricted Stock, as provided in the Plan.

     "AFFILIATE" means any "parent corporation" or "subsidiary corporation" of the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "BANK" means Fidelity Federal Savings Bank of Florida.

     "BENEFICIARY" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     "BOARD" means the Board of Directors of the Bank.

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     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" means a Committee of the Board consisting of all non-employee Directors of the Bank.

     "COMPANY"  means Fidelity Bankshares, MHC.

     "COMMON STOCK" means shares of the common stock of the Bank.

     "CONTINUOUS SERVICE" means the absence of any interruption or termination of service as a Director of the Bank.

     "CONVERSION TRANSACTION" means the conversion of the Company from the mutual to stock form of organization either on a stand-alone basis or in the context of a merger conversion, as provided by regulations of the Office of Thrift Supervision ("OTS").

     "DIRECTOR" means any director of the Bank or an Affiliate.

     "DISABILITY" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Director to carry out the responsibilities of a Director of the Bank, as required by applicable state and federal law.

     "EFFECTIVE DATE"  shall be the date of execution of this Plan.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "OFFERING" means the initial public offering by the Bank of up to 49.9% of the number of shares of Common Stock that will be outstanding, after such Offering.

     "PLAN" means the Recognition and Retention Plan for Outside Directors of the Bank.

     "RECIPIENT" means a Director of the Bank who receives a Restricted Stock Award under this Plan.

     "REORGANIZATION" means the reorganization of Fidelity Federal Savings Bank of Florida as a mutual holding company and the establishment of the Bank as its majority-owned subsidiary.

     "RESTRICTED PERIOD" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 5 hereof with respect to Restricted Stock awarded under the Plan.

     "RESTRICTED STOCK" means shares which have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 5 hereof, so long as such restrictions are in effect.

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     "STOCK HOLDING COMPANY" means the holding company resulting from a stock conversion of the Company in a Conversion Transaction.

4.   ADMINISTRATION OF THE PLAN

     4.01 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Restricted Stock Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

     4.02 ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6.05, the Board may not revoke any Restricted Stock Award except in the event of Revocation for Cause, or with respect to unearned Restricted Stock Awards in the event a Recipient of a Restricted Stock Award is no longer a Director.

     4.03 PLAN ADMINISTRATION RESTRICTIONS. This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Notwithstanding any term to the contrary appearing in this Plan, unless permitted by Rule 16b-3(c)(2)(ii), subsequent to the establishment of the Plan the Trustee, the Committee, and the Board of Directors shall not have the authority to determine the amount and price of securities to be awarded and/or timing of awards to designated Directors or categories of Directors, which terms shall be set forth in the Plan. To the extent any provision of the Plan or action by Plan administrators fails to comply with this Section, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Board of Directors.

     4.04 LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Restricted Stock Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if

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he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.   ELIGIBILITY; AWARDS

     5.01 ELIGIBILITY. Directors of the Bank and its Affiliates are eligible to receive Restricted Stock Awards.

     5.02 OUTSIDE DIRECTORS AWARDS Subject to approval of the Plan by the stockholders, each member of the Board of Directors of the Bank who is not a full-time employee of the Bank shall be issued a Restricted Stock Award in this Offering and each subseqeunt minority offering or in a Conversion Transaction, in the amount set forth below:

            DIRECTOR                AWARD
          -------------             -----
          Frederic T. DeHon         8,300
          Donald E. Warren, M.D.    8,300
          F. Ted Brown, Jr.         7,000
          Keith D. Beaty            4,100
          Christopher H. Cook       4,100

          The total number of shares that will be awarded under this Plan in connection with the Offering shall be one and fifteen-hundredths percent (1.15%) of the shares issued in the Offering. The total number of shares that may be awarded or available for award under this Plan shall be no less than four percent (4%) of (i) the shares of Common Stock of the Bank issued in the Offering and in any subsequent minority stock offering of the Bank, and (ii) the
                                                                    ---
shares of common stock issued by the Stock Holding Company in the event of a Conversion Transaction; provided, however, that the total number of shares that may be awarded in connection with any single stock offering by the Bank or the Stock Holding Company may not exceed four percent (4%) of the shares issued in such stock offering less any shares awarded or reserved for award to employees of the Bank under one or more recognition plans; provided further, that in determining the number of shares issued in a Conversion Transaction and the number of shares that may be awarded under this Plan in the event of a Conversion Transaction, any shares of Common Stock of the Bank exchanged for shares of common stock of the Stock Holding Company shall not be included.

          Any person who becomes a Director of the Bank subsequent to the Offering shall receive Restricted Stock equal to 100 shares, subject to availability.

     5.03 MANNER OF AWARD. As promptly as practicable after a Restricted Stock Award has been granted, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon receipt of notification of an Award

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of Restricted Stock, the Recipient shall execute and return to the Bank a restricted stock agreement setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock (the "Restricted Stock Agreement), together with a stock power endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Bank (the "Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement.
Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

     5.04 TREATMENT OF FORFEITED SHARES In the event shares of Restricted Stock are forfeited by a Recipient hereunder, such shares shall be returned to Trust and shall be held and accounted for by such Trust pursuant to the terms of the trust agreement until such time as such shares are awarded to another Recipient, in accordance with the terms of this Plan and the applicable state and federal laws, rules and regulations.

6.   TERMS AND CONDITIONS OF RESTRICTED STOCK

     The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs 6.01 to 6.09 of this Section 6, to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

     6.01 GENERAL RULES. Unless the Committee shall specifically state to the contrary at the time a Restricted Stock Award is granted, Restricted Stock shall be earned by a Recipient at the rate of thirty-three and one-third percent (33-1/3%) of the aggregate number of shares covered by the Award at the end of each full twelve months of consecutive service with the Bank or an Affiliate after the date of grant of the Award; provided, however, that no shares shall be earned for any year in which the Bank is not meeting all of its fully phased-in capital requirements. Subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

     6.02 CONTINUOUS SERVICE; FORFEITURE. Except as provided in Section 6.04 hereof, if a Recipient ceases to maintain Continuous Service for any reason (other than death or Disability as provided in Section 6.02), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.01 shall upon such termination of Continuous Service be forfeited and returned to Trust.

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     6.03 EXCEPTION FOR TERMINATION DUE TO DEATH OR DISABILITY.  Notwithstanding
the general rule contained in 6.01, Restricted Shares awarded to a Recipient whose employment with the Bank or an Affiliate terminates due to death or Disability, or any part thereof that has not theretofore been earned, shall be deemed earned as of the Recipient's last day of service with the Bank or an Affiliate.

     6.04 EXCEPTION FOR TERMINATIONS AFTER A CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 6.01, all Restricted Stocks subject to a Restricted Stock Award held by a Recipient whose service as a Director of the Bank or an Affiliate terminates following a Change in Control of the Bank or the Company shall be deemed earned as of the Recipient's last day of service with the Bank or an Affiliate. A "Change in Control" of the Bank shall mean:

          (1) a reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Bank or the Company or a similar transaction occurs in which the Bank or the Company is not the resulting entity;

          (2) individuals who constitute the board of directors of the Bank or the board of directors of the Company on the date hereof (the "Incumbent Board") cease for any reason to constitute a majority thereof; provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (ii), considered as though he were a member of the Incumbent Board; or

          (3) a change in control within the meaning of 12 C.F.R. (S) 574.4 occurs, as determined by the board of directors of the Bank or the Company; provided, however, that a change in control shall not be deemed to occur under paragraphs (1) or (3) of this Section 6.04 if the transaction(s) constituting a change in control is approved by a majority of the board of directors of the Bank or the Company, as the case may be.

          (4) In the event that the Company converts from the mutual form of organization to the stock form of organization on a stand-alone basis at any time subsequent to the effective date of this Agreement ("Stock Holding Company"), a "change in control" of the Bank or the Stock Holding Company for purposes of this Agreement shall mean an event of a nature that : (I) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof; pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (II) results in a Change in Control of the Bank or the Stock Holding Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof; or (III) without limitation, such a change in control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Stock Holding Company is or becomes a

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"beneficial owner" (as defined in Rule 13-d under the Exchange Act) directly or indirectly, of securities of the Bank representing 25% or more of the Bank's outstanding securities ordinarily having the right to vote at the election of directors except for any securities of the Bank purchased by the Stock Holding Company in connection with the Reorganization and any securities purchased by the Bank's employee stock ownership plan and trust shall not be counted in determining whether such plan is the beneficial owner of more than 25% of the Bank's securities; or (b) individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority thereof; provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Stock Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (a), considered as though he were a member of the Incumbent Board; or (c) a reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Stock Holding Company or similar transaction occurs in which the Bank or the Stock Holding Company is not the resulting entity and to which the Incumbent Board does not consent; (d) a proxy statement soliciting proxies from stockholders of the Bank, by someone other than the current management of the Bank, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Stock Holding Company of the Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Bank or the Stock Holding Company; or (e) a tender offer is made for 25% or more of the voting securities of the Bank and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Bank have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

     Notwithstanding, the foregoing, a "Change in Control" of the Bank or the Company shall not be deemed to have occurred if the Company ceases to own at least 51% of all outstanding shares of stock of the Bank in connection with a conversion of the Holding Company from mutual to stock form.

     6.05 REVOCATION FOR CAUSE. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Restricted Stock Award, or portion thereof, previously awarded under this Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Director whose service is terminated by the Bank or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of service to have engaged in conduct that would have justified termination for Cause. "Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Bank or an Affiliate.

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     6.06 RESTRICTED STOCK LEGEND.  Each certificate in respect of shares of
Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Fidelity Federal Savings Bank of Florida Recognition and Retention Plan for Outside Directors. Copies of such Plan are on file in the offices of the Secretary of Fidelity Federal Savings Bank of Florida, 218 Datura Street, West Palm Beach, Florida 33402-0989."

     6.07 PAYMENT OF DIVIDENDS. After a Restricted Stock Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends or stock dividends paid with respect to such shares. Unless the Recipient has made an election under Section 83(b) of the Internal Revenue Code, any dividends so paid on shares which have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid.

     6.08 VOTING OF RESTRICTED SHARES. After a Restricted Stock Award has been granted, the Recipient as owner of such shares shall have the right to vote such shares.

     6.09 DELIVERY OF EARNED SHARES. At the expiration of the restrictions imposed by Section 6.01, the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6.02 applies in the case of a deceased Recipient, to his Beneficiary, the certificate(s) and stock power deposited with it pursuant to Section 6.04 and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6.01.

7.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of any change in the outstanding shares subsequent to the effective date of the Plan by reason of any reorganization (other than the Reorganization), recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Bank, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Bank in the manner provided in Section 6.06 hereof.

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8.   ASSIGNMENTS AND TRANSFERS

     No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Recipient, by will or the laws of descent and distribution.

9.   DIRECTOR RIGHTS UNDER THE PLAN

     No Director shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Director, or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Director any right to be retained in the service of the Bank or any Affiliate.

10.  WITHHOLDING TAX

     Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank shall have the right to require the Recipient or other person receiving such shares to pay the Bank the amount of any taxes which the Bank is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank is required to withhold with respect to such dividend payments.

11.  TREATMENT OF RESTRICTED STOCK IN THE EVENT OF CONVERSION TRANSACTION

     In the event that the Company converts to stock form in a Conversion Transaction, any Restricted Stock shall be exchanged into shares of Common Stock of the Stock Holding Company, provided, however, that if for any reason such shares are not to be exchanged, the Stock Holding Company shall, simultaneously with the closing of the Conversion Transaction, purchase Restricted Stock for cash equal to the fair market value of such Restricted Stock or Shares. Any exchange of shares or cash payment for shares shall be subject to applicable federal and state regulations and, if necessary, subject to the approval of the appropriate Regulatory authorities.

12.  AMENDMENT OR TERMINATION

     The Board of Directors of the Bank may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 6 hereof) no amendment shall be made without approval of the stockholders of the Bank which shall (i) materially increase the aggregate number of shares with respect to which Awards may be made under the plan, (ii) materially increase the aggregate number of shares which may be subject to Awards to

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Recipients who are not Employees or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan.

     Notwithstanding anything in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

13.  GOVERNING LAW

     The Plan shall be governed by the laws of the State of Florida.

14.  TERM OF PLAN

     The Plan shall become effective upon its adoption by the Board of Directors of the Bank, subject to the Bank's completion of the Reorganization and the approval of the Plan by stockholders. It shall continue in effect for a term of fifteen years unless sooner terminated under Section 12 hereof.

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     IN WITNESS WHEREOF, the Bank has caused this Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the 7th day of January, 1994.
         -----

ATTEST:                       FIDELITY FEDERAL SAVINGS BANK OF FLORIDA


 /s/  Patricia Clager         /s/  Vince A. Elhilow
--------------------------    -------------------------------------
Patricia Clager, Secretary    Vince A. Elhilow, President and Chief Executive
                              Officer

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